RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2024
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

19.      RELATED PARTY TRANSACTIONS

July 2024 PIPE Transaction

In July 2024, CASI Cayman closed a private investment in public equity financing (the “PIPE Transaction”). Dr. Wei-Wu He and HE Family GRAT, a grantor retained annuity trust organized under the law of Nevada for the benefit of Dr. Wei-Wu He’s family members, and in which Dr. Wei-Wu He is the trustee, purchased ordinary shares in the PIPE Transaction at the offering price and on the same terms as the other purchasers. Dr. Wei-Wu He and HE Family GRAT purchased 200,000 and 100,000 shares for a total of US$1.0 million and US$0.5 million, respectively.

Human Longevity Inc.

In December 2024, the Company entered into a service agreement with Human Longevity Inc. (“HLI”), pursuant to which CASI will use certain of HLI’s office facilities at a service charge of $8,000 per month. Dr. Wei-Wu He, the Company’s Chairman and CEO is also the Executive Chairman of HLI.

PAT

In May 2022, the Company entered into a Sublicense Agreement (the “Sublicense Agreement”) with PAT, a company established under the laws of China, pursuant to which the Company granted PAT an exclusive (subject to the commercialization and co-marketing rights), perpetual, worldwide license, with the right to freely grant further sublicenses subject to terms and conditions in the Sublicense Agreement, for the investigational anti-CD38 monoclonal antibody TSK011010 licensed and controlled by the Company from Black Belt Therapeutics Limited, in the treatment, prevention and diagnosis of autoimmune diseases, conditions and disorders in humans. Pursuant to the Sublicense Agreement, PAT shall make an upfront payment of $10,000,000 equivalent in two equal instalments upon completion of its first and second financing, respectively, plus potential future payments or reimbursement of development and sales milestones and royalties to the Company. The Company received the first installment in the amount of $5.0 million in 2022 and recognized it as sublicense revenue. The second financing has not occurred until December 31, 2023.

In the fourth quarter of 2023, the two parties reached an alignment that PAT should reimburse the Company for an amount of US$4.4 million for certain labor cost and certain pre-clinical and clinical service incurred in previous years, the Company recognized this amount in other operating income. The Company received US$3.9 million in 2023 and the remaining balance in amount of US$0.5 million included in receivable from a related party has been collected in January 2024.

Juventas

On July 1, 2019 the Company entered into a one-year equipment lease with Juventas, which is classified as an operating lease. Transactions with Juventas are considered to be related party transactions as the Company’s Chairman and CEO was the chairman and one of the founding shareholders of Juventas. The lease was renewed for another year in July 2020 and in June 2021. During the year ended December 31, 2022, the Company recognized lease income of $60,000. In June 2022, the Company and Juventas entered into a lab equipment transfer contract, pursuant to which the previous leasing agreement was terminated and the Company transferred the equipment to Juventas. Total consideration for the transfer was RMB 900,000 ($138,000) in cash.